                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]   Preliminary proxy statement.                       [ ]   Confidential, for use of the Commissioner
 [X]   Definitive proxy statement.                              only (as permitted by Rule 14a-6(e)(2).
 [ ]   Definitive additional materials.
 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

       [X]   No fee required.

       [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
                (1) Title of each class of securities to which transaction applies:  N/A
                (2) Aggregate number of securities to which transaction applies:  N/A
                (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11
                    (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A
                (4) Proposed maximum aggregate value of transaction:  N/A
                (5) Total fee paid:  $0

       [ ]   Fee paid previously with preliminary materials.

       [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid:  N/A
                (2) Form, Schedule or Registration Statement No.:  N/A
                (3) Filing Party:  N/A
                (4) Date Filed:  N/A

                           THE TRAVELERS SERIES TRUST

                            NWQ Large Cap Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183

                                                                  March 20, 2001

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Shareholder Meeting (the "Meeting") of the NWQ Large Cap Portfolio of Travelers Series Trust (the "Trust") will be held at the Trust's offices at One Tower Square, Hartford, Connecticut 06183 on Monday, April 20, 2001 at 10:00 a.m. to approve or disapprove a new Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Massachusetts Financial Services Company on behalf of NWQ Large Cap Portfolio.

     In addition, the Trust may act on any and all such other business as may properly come before the Meeting. The Trust's Board of Trustees has fixed the close of business on February 28, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof (the "Meeting"). Please refer to the accompanying Proxy Statement for more information about the proposal to be considered and acted upon at the Meeting.

     By order of the Board of Trustees.

                                     LOGO
                                     Ernest J. Wright, Secretary

     Please complete, date, sign, and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                      This page intentionally left blank.

                           THE TRAVELERS SERIES TRUST

                            NWQ Large Cap Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183

                                PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2001

     THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF NWQ LARGE CAP PORTFOLIO (THE "FUND") AND AT ANY ADJOURNMENT OF THE SPECIAL MEETING.

     This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("contract owners") for use at a special meeting of shareholders of the Fund to be held at the Trust's offices located at One Tower Square, Hartford, Connecticut 06183, at 10:00 a.m. on April 20, 2001, and any adjournments (the "Meeting"). The Board of Trustees expects this proxy material will be mailed to contract owners on or about March 20, 2001.

GENERAL

     The purpose of the Meeting is to approve or disapprove a new investment subadvisory agreement between Travelers Asset Management International Company LLC ("TAMIC"), on behalf of NWQ Large Cap Portfolio of the Trust, and Massachusetts Financial Services Company ("MFS"). In addition, the Fund may act on any and all such other business as may properly come before the Meeting.

VOTE BY PROXY

     As of the close of business on February 28, 2001 (the record date), separate accounts that fund variable annuity contracts and variable life insurance contracts issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (together, "The Travelers") were the shareholders of record of all of the Fund's shares. The Travelers will vote all the outstanding shares of the Fund at the Meeting based upon the voting instructions timely received from contract owners. A voting instruction card is enclosed for your use. You may revoke the voting instruction card at any time before 5:00 p.m. Eastern time on April 18, 2001, by executing and delivering later-dated signed voting instructions to The Travelers. All voting instruction cards that are properly executed, received in time, and not so revoked will be used to vote in accordance with the instructions on the cards, if any. Voting instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposal.

COST OF SOLICITATION

     The Fund will pay all costs and expenses incurred in connection with the solicitation of voting instructions on behalf of the Fund for use at the Meeting, including the costs of printing, mailing, and reasonable expenses of outside counsel and Trust counsel. The aggregate cost of soliciting the Fund's beneficial owners is expected to be approximately $5,000.

     In addition to the solicitation of voting instructions by mail, the Trust's trustees, officers, and/or employees of TAMIC and of The Travelers may solicit voting instructions in person, by telephone or by electronic mail (email). TAMIC, located at One Tower Square, Hartford, Connecticut 06183, serves as the Fund's investment adviser pursuant to an investment advisory agreement. The Travelers, also located at One Tower Square, Hartford, Connecticut 06183, serves as the Fund's sponsor and depositor.

SHAREHOLDERS AND THE VOTE

     Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of the Fund at the close of business on February 28, 2001, (the record date) will be entitled to notice of and to vote at the Meeting.

     The number of full and fractional votes for which a contract owner is entitled to provide voting instructions is set forth on the enclosed instructions card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.

     This proxy material is being mailed to owners of, or participants in, variable annuity contracts and variable life insurance contracts who had allocated amounts to the Fund through certain separate accounts as of the record date (namely, the contract owners). The contract owners instruct The Travelers how to vote the shares in which the contract owners have an interest. The Travelers will vote all shares held by it as instructed by the contract owners or participants. The Travelers intends to vote all shares for which no instruction cards are received in the same proportion as the shares for which instruction cards are received.

     To hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of the Proposal are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders. The Fund's shareholders vote separately with respect to the Proposal, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and the Trust's Declaration of Trust.

     VOTE REQUIRED: APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF: (A) 67% OF THE FUND'S SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF MORE THAN 50% OF THE OUTSTANDING SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY; OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

     The Trust's Board of Trustees (the "Board") has approved and recommends that Fund shareholders approve the following Proposal.

                                    PROPOSAL

     APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT BETWEEN TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC"), ON BEHALF OF NWQ LARGE CAP PORTFOLIO, AND MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

     Under the Proposal, the Board is asking shareholders to approve a new investment subadvisory agreement (the "New Agreement") on behalf of the Fund between TAMIC and MFS. A form of the New Agreement is attached as Exhibit A to this proxy statement. The approval is necessary because the Board has approved the termination of the subadvisory services of the Fund's current investment subadviser, NWQ Investment Management Company ("NWQ"), a wholly owned subsidiary of United Asset Management. The Board believes that the Fund's asset growth and performance has not met with expectations.



     The Fund currently is subadvised by NWQ pursuant to an investment subadvisory agreement (the "Current Agreement") dated December 1, 2000 that was last submitted to a vote of Fund Shareholders on December 1, 2000. The purpose of that submission was to approve the Current Agreement following the automatic termination of the former subadvisory agreement because of a change in ownership of NWQ. The New Agreement contains substantially the same terms and conditions, including the same subadvisory fee, as the Current Agreement. The New Agreement will become effective once it is approved by Fund Shareholders. By terminating the Current Agreement, the Board will need to rename the Fund in the future because the Fund will no longer be able to use the name "NWQ" or any derivative thereof in connection with the Fund.



     On February 26, 2001, the Board met in person at a meeting called for the purpose of considering, among other things, the New Agreement with MFS. MFS currently serves as investment subadviser to three other investment portfolios of the Trust: MFS Emerging Growth, MFS Mid Cap, and MFS Research Portfolios. At the meeting, the Board also considered the continuation of the Current Agreement and other alternatives. The Board reviewed materials furnished by MFS describing MFS and its affiliates, senior personnel, portfolio managers, analysts, and economists, MFS's method of operation, investment philosophy proposed for implementation with the Fund, MFS's performance record, and financial condition. The Board also considered data provided by TAMIC on the Fund's lack of asset growth and market share, the Fund's past performance with NWQ in providing investment subadvisory services, comparable performance of other similar funds, and the past performance of MFS in providing investment advisory services to funds similar to the Fund. Representatives of MFS also met with the Board and responded to questions.


     The Board determined to terminate the Current Agreement and to enter into the New Agreement. In doing so, the Board's conclusion was based on several factors. The Board reviewed the past performance records of NWQ and MFS over relevant periods of time as well as the background and experience of the various officers and managers employed by each company. Although the Board considered that both NWQ and MFS could provide high quality advisory services to the Fund, the Board considered the significant breadth and depth of personnel and marketing and other services in addition to advisory services available through MFS. The Board concluded that the extensive resources, investment expertise and market share of the MFS professionals could positively benefit Fund shareholders. The Board also considered the investment philosophy of NWQ, which uses a value business-trend analysis to research industry and company fundamentals in selecting securities to purchase for the Fund, and determined that MFS' proposed approach -- namely, selecting securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities) performed by portfolio managers and MFS' large group of equity research analysts -- could potentially enhance the Fund's performance.

     After carefully evaluating the foregoing materials and other factors, the Board, including the members of the Board who are not "interested persons" of the Trust, as such term is defined in the 1940 Act ("Independent Trustees"), approved the New Agreement and approved the submission of the New Agreement for approval by the Fund's shareholders. Only shareholders of the Fund may vote to approve the New Agreement.

     If the Fund's shareholders approve the New Agreement, the New Agreement will become effective as of May 1, 2001, will continue initially for a two-year period and would continue automatically for successive annual periods thereafter, provided such continuance is approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Independent Trustees. If shareholders fail to approve the New Agreement, the Board will consider what alternatives may be most appropriate for the Fund and its shareholders, including resubmitting the proposed New Agreement for shareholder approval.

Provisions of the New Agreement

     Except for the parties and the effective date, the provisions of the New Agreement are the same in all material respects as those of the Current Agreement. Under the terms of the New Agreement, MFS is required to act as the investment subadviser to the Fund and, subject to the supervision of the Board and TAMIC, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the Fund's investment objectives, policies and restrictions. The New Agreement also requires MFS to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and to furnish requested information to appropriate regulatory authorities.


     The Fund's subadvisory fees will not increase under the New Agreement. The annual subadvisory fees under the New Agreement are 0.375% of the Fund's average daily net assets. The fees are calculated daily and paid monthly. For the year ended December 31, 2000, TAMIC paid subadvisory fees to NWQ for the Fund at the rate of 0.375% of the Fund's average daily net assets for a total amount of $79,434.


     Like the Current Agreement, the New Agreement provides that MFS is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the New Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Agreement.

     The New Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to MFS by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by MFS. The New Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

Information About MFS

     MFS is a registered investment adviser, and along with its predecessor organizations has provided investment advisory services since 1924. MFS' principal offices are located at 500 Boylston Street, Boston, Massachusetts. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada. As of December 31, 2000, MFS had approximately $147 bil-lion in assets under management. MFS' directors and officers are as follows:

      NAME AND ADDRESS        POSITION WITH MFS AND PRINCIPAL OCCUPATION
      ----------------        ------------------------------------------
Jeffrey L. Shames             Chairman and CEO
Arnold D. Scott               Sr. Exec. V.P. and Director
Steven E. Cavan               Sr. V.P., General Counsel and Secretary
Joseph W. Dello Russo         Director, C.A.O., C.F.O. and Exec. V.P.
C. James Prieur               Director
Donald A. Stewart             Director
Sharon J. Ellis               Sr. V.P. and Director of Compliance
John W. Ballen                Director, President, and C.I.O.
Kevin R. Parke                Director, Chief Equity Officer and Exec.
                              V.P.
Thomas J. Cashman, Jr.        Director and Exec. V.P.
William W. Scott, Jr.         Director and Exec. V.P.
William W. Stinson            Director

     From time to time, MFS may receive brokerage and research services from brokers that execute securities transactions for the Fund. The commission to be paid by the Fund to a broker that provides such services to MFS may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, MFS may use such services for clients other than the Fund from which the related commissions are derived.

     MFS also serves as investment adviser or subadviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Fund. The size of such other portfolios and the rate of MFS' compensation are as follows:

                                   MANAGEMENT       ASSETS UNDER
              FUND                    FEE       MANAGEMENT (12/31/00)
              ----                 ----------   ---------------------
MFS Value Fund (retail fund)          0.60%         $615 million
Sunlife Value Series (insurance
  fund)                               0.75%         $123 million

Evaluation by the Board of Trustees

     In determining whether or not to approve the New Agreement and recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by MFS.

     The Trustees considered the following information, among other things: (1) the background and experience of the MFS persons who would be responsible for the Fund's management under the New Agreement; (2) compensation to be received by MFS under the New Agreement being the same as the compensation paid to NWQ under the Current Agreement; and (3) the commonality of the provisions of the New Agreement and Current Agreement.

     Further, the Board considered: (1) the nature and quality of the services rendered by MFS to other portfolios of the Trust, and other portfolios similar to the Fund; (2) the fairness of the compensation payable to MFS under the New Agreement; (3) the results achieved by MFS for the other portfolios of the Trust MFS advises, and for other portfolios similar to the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, performance, and investment style of MFS. The Board noted that the Fund's name would be changed to incorporate the MFS name and investment approach of the new subadviser, that the Fund's investment objective of "total return" would be modified to seek "capital appreciation and reasonable income," and that the Fund's principal investment policies would be modified to implement MFS's bottom-up, fundamental company value analysis to investment.

More Information on Proposed Changes in Investment Objective and Management
Style

     The Fund's current investment objective is "consistent superior total return with minimum risk to principal." To pursue this investment objective, the Fund normally invests at least 65% of its total assets in the common stock of companies with above-average statistical value that are in fundamentally attractive industries. The Fund's current investment subadviser, NWQ, uses a value business-trend analysis to research industry and company fundamentals and screen for value characteristics.

     The Board believes that the Fund's asset growth and performance has not met with expectations. Therefore, the Board believes that current and future owners of interests in the Fund should be better served if the Fund were to change its investment subadviser and together with that, its investment objective to seek "capital appreciation and reasonable income." The Fund would pursue its new objective by investing, under normal market conditions, at least 65% of its total assets in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. While the Fund may invest in companies of any size, the Fund generally would focus on undervalued companies with large market capitalizations. The Fund would seek to achieve a gross return that exceeds that of the S&P 500 Index.

     In pursuing its objective under the new subadviser, the Fund also may invest up to 35% of its net assets in "foreign securities," which includes securities of foreign issuers that trade in markets in those countries, Brady Bonds, depositary receipts (including U.S. dollar-denominated), U.S. dollar-denominated foreign debt securities, and emerging market securities. The Fund currently may invest up to 25% of its assets in such securities. Investing in foreign securities involves risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Foreign companies may or may not be subject to accounting standards or governmental supervision comparable to U. S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets; and enforcing legal rights may be difficult, costly and slow in foreign countries. Emerging market securities may be more volatile than securities of more established foreign countries and market regions. The Fund's prospectus and registration materials will continue to disclose these and other risks of investing in foreign securities.

     The Board considered a number of factors regarding the change in investment objective and policies, including: (1) the prior performance of the Fund; (2) the nature and quality of services to be rendered by MFS; and (3) MFS' experience managing other registered investment companies or portfolios that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The Board was satisfied that MFS was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and had the personnel, financial resources and standing in the financial community to enable it to manage the Fund effectively.

Summary

     Based upon its review, the Board determined that approving MFS as the new investment subadviser and the New Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders.

Vote Required

     Shareholders of NWQ Large Cap Portfolio must approve the New Agreement for that Fund. Approval of the Proposal by the Fund requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE NEW AGREEMENT UNDER THIS PROPOSAL.

                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS

     This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in the Trust's NWQ Large Cap Portfolio. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of the Fund held in a separate account with respect to that particular policy or contract.

     The Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on February 28, 2001 (the record date) will be entitled to be present and vote at the Meeting with respect to shares of the Fund owned as of such record date. For the Fund, as of the record date the total number of shares outstanding and entitled to vote was 16,076,978.106 shares.

     A majority of the outstanding shares of the Fund on the record date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

     The Travelers, through certain of its separate accounts, owns all of the shares of the Fund and has undertaken to vote all shares in accordance with voting instructions received on a timely basis from the contract owners of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or sub-accounts, that invest in the Fund. The Travelers will vote the shares of the Fund for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting instruction cards that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the Proposal.

     Voting instructions may be revoked at any time prior to 5:00 p.m. Eastern time on April 18, 2001 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to The Travelers.

SERVICE PROVIDERS

     The Trust has no underwriter or distributor. The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 serves as the Trust's administrator. SSB Citi Fund Management LLC, an affiliate of Travelers Insurance, serves as subadministrator to the Trust and is compensated by The Travelers Insurance Company.

SHAREHOLDER PROPOSALS

     The Trust does not have annual or any other regularly scheduled meetings of shareholders, and currently has no plans to hold another meeting of shareholders of the Fund. Special Meetings of the shareholders may be called by the Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote and such written shareholder requests must be received by the Trust's Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.

     Contract owners should submit their proposals for a subsequent shareholder meeting by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements that apply to any proposals of shareholders.

AFFILIATED BROKERAGE


     There were no brokerage commissions paid to an affiliate during the last fiscal years.


REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of its Annual Report and Semi-Annual Report upon request. To request a copy of either report, please contact the Trust at its address specified above.

OFFICERS OF THE TRUST

        NAME                    TITLE            POSITION HELD SINCE
        ----                    -----            -------------------
Heath B. McLendon       Chairman and President   January 27, 1995
Ernest J. Wright        Secretary                October 21, 1994
Kathleen A. McGah       Assistant Secretary      January 27, 1995
Lewis E. Daidone        Treasurer                October 25, 1996
Irving David            Controller               October 25, 1996
James Crowley           Assistant Controller     April 19, 2000
Paul Brook              Assistant Treasurer      April 19, 2000
Marianne Motley         Assistant Treasurer      October 25, 1996

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                      This page intentionally left blank.

                                                                       EXHIBIT A

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                                      AND
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

     This Investment Sub-Advisory Agreement (the "Agreement") dated May 1, 2001, by and between Travelers Asset Management International Company LLC, a corporation duly organized and existing under the laws of the State of New York ("TAMIC"), and Massachusetts Financial Services Company, a corporation duly organized and existing under the laws of the State of Delaware ("Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated March 20, 1998, (the "Investment Advisory Agreement") with The Travelers Series Trust (a Massachusetts business trust, hereinafter referred to as the "Trust"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to the Trust; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. INVESTMENT DESCRIPTION APPOINTMENT

     The Trust, which is divided into segments including the segment known as the MFS Value Fund (the "Portfolio") desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after the Trust's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and the Trust desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

2. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to:

(a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the SAI;
(c) make investment decisions for the Portfolio; (d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) provide reasonable assistance in the pricing of internally priced securities (securities for which market quotations are not readily available) to the Trust (or its designated agent); (f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and the Trust's agent and attorney-in-fact); and (g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

     In addition, (i) the Sub-Adviser shall furnish TAMIC or its designee (e.g., the custodian bank for the Portfolio) daily information concerning portfolio transactions and periodic reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon from time to time. In addition, the Sub-Adviser agrees to review the performance of the services provided to the Portfolio pursuant to this Agreement and to discuss the management of the Portfolio with TAMIC and the Board as either or both shall reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

     (iii) With respect to the provision of services by the Sub-Adviser hereunder, the Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as are required under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers

Act) (collectively, the "Record Retention Rules"). TAMIC shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under the Record Retention Rules. The Sub-Adviser shall furnish to TAMIC all of the information relating to the Sub-Advisory services contemplated hereunder that TAMIC shall reasonably request within a reasonable period of time after TAMIC makes such request. The Sub-Adviser agrees that all records which it maintains under the Record Retention Rules for the Portfolio are the property of the Trust and the Sub-Adviser will surrender, within a reasonable period of time after a request for such records from TAMIC or the Trust, copies of any of such records.

     (iv) The Sub-Adviser understands that (i) shares of the Portfolio will be sold to one or more separate accounts or sub-accounts of The Travelers Insurance Company and Travelers Life and Annuity Company as the funding medium for variable annuity and life contracts; and (ii) the variable annuity and life contracts will not be treated as annuity or life contracts for tax purposes if the Portfolio does not (a) meet the diversification requirements specified in
Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and Treasury Regulations promulgated thereunder; and (b) qualify as a "regulated investment company" under SubChapter M of the Code.

     Therefore, the Sub-Adviser shall manage and invest the Portfolio's assets in accordance with information provided to it by the Trust's administrator, accountant, custodian or other agent designated by TAMIC as responsible for testing compliance by the Portfolio with applicable investment policies and restrictions and applicable law (the "Compliance Agent") in an effort to ensure that the Fund will, as required, comply with the diversification requirements set forth in Section 817(h) of the Code and Treasury Regulation sec.1.817.5 thereunder, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity and life contracts, and any amendments or other modifications or successor provisions to such Section or Regulations; and the Sub-Adviser shall manage and invest the Portfolio's assets in accordance with information provided to it by the Trust's Compliance Agent, in an effort to ensure that the Portfolio meets and maintains, so long as required by the Code, the requirements for qualification as a Regulated Investment Company under Sub-Chapter M of the Code.

     In addition, the Sub-Adviser shall manage and invest the Portfolio's assets in accordance with applicable investment policies, including any policies and procedures adopted by the Board of Trustees, restrictions and federal and state securities laws based upon information provided to it by TAMIC or the Compliance Agent. In fulfilling its obligations under this Agreement, the Sub-Adviser shall be entitled to rely on and act in accordance with information and instructions, and TAMIC and the Trust agree to hold the Sub-Adviser harmless for any act or omission taken in good faith in reliance on information and instructions, which may standing instructions, provided to it by TAMIC or the Compliance Agent. Such information and instructions shall be conveyed to the Sub-Adviser in a timely manner so as to permit the Sub-Adviser to take such action as may be required in an orderly fashion.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in all material respects in performing its services under this Agreement and will supply the Board with a quarterly certification with respect to such compliance. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

     (vi) Subject to the provision of clause (iv) above, the Sub-Adviser shall manage the investments of the Portfolio in a manner consistent with the Trust's registration statement, as amended, with respect to the Portfolio, applicable investment policies restrictions contained in the 1940 Act and rule promulgated thereunder, any SEC No-Action Letter or order issued to the Portfolio, Board procedures, as amended from time to time, and any applicable state securities law or regulation.

3. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities to purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price of lower brokerage commissions in all instances.

4. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser an annual fee calculated at the rate of 0.375 % of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

5. EXPENSES

     The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Trust) in connection with the performance of its services under this Agreement including, but not limited to, (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services). The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust, TAMIC, the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. All other expenses that neither the Sub-Adviser nor TAMIC (pursuant to the Investment Advisory Agreement) assumes will be borne by the Portfolio or the Trust.

6. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or TAMIC or any shareholder, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, the Trust or to the shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

7. LIABILITY

     TAMIC shall hold harmless and indemnify Sub-Adviser and each Related Person against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is found to have violated its standard of care as specified in
Section 6 of this Agreement. The Sub-Adviser shall hold harmless the Trust and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's violation of its standard of care as specified in Section 6 of this Agreement.

     Promptly after receipt by a party seeking to be indemnified under this
Section 7 (the "Indemnified Party") of notice of the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 7 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified

Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred by such Indemnified Party in connection with the defense thereof without the Indemnifying Party's consent. The Indemnifying Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnifying Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 7 shall survive the termination of this Agreement.

8. TERM OF AGREEMENT

     This Agreement shall become effective March 20, 1998, (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Trust, or upon 60 days' written notice, by the Sub-Adviser. This

Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Trustees fails to approve the Agreement or any continuance of the Agreement, Sub-Adviser will continue to act as investment subadviser with respect to the Portfolio pending the required approval of the Agreement or its continuance or of any contract with Sub-Adviser or a different adviser or subadviser or other definitive action, provided that the compensation received by Sub-Adviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

10. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other (unless their interests are in conflict) in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. REPRESENTATIONS, COVENANTS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

     a. TAMIC is registered as an investment adviser under the Advisers Act;

     b. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     c. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) TAMIC's Articles of Incorporation or By-Laws; or
        (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

     d. This Agreement is a valid and binding Agreement of TAMIC;

     e. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and TAMIC further represents that it will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under this they were made, not misleading;

     f. TAMIC acknowledges that it received a copy of the Sub-Adviser's current Form ADV, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

12. REPRESENTATIONS, COVENANTS AND WARRANTIES OF SUB-ADVISER

     a. The Sub-Adviser is registered as an investment adviser under the Advisers Act;

     b. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

     c. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under:
        (i) any provision of applicable law, rule or regulation; (ii) the Sub-Adviser's Articles of Incorporation or By-Laws; or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

     d. This Agreement is a valid and binding Agreement of the Sub-Adviser;

     e. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to TAMIC. The information contained in the Sub-Adviser's form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     f. The Sub-Adviser acknowledges that it received a copy of TAMIC's current Form ADV.

13. COMPLIANCE WITH APPLICABLE LAW

     TAMIC agrees to conduct its obligations under this Agreement in a manner consistent with applicable laws and regulations, including but not limited to Sections 2a-7, 5(b), 12, 17, 18, and 36 of the 1940 Act. TAMIC shall conduct its investment advisory activities in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act. TAMIC agrees to use good faith efforts to ensure that any other sub-adviser of the Trust appointed shall adopt and follow a similar Code of Ethics. TAMIC also agrees that it shall conduct its activities in a manner consistent with any No-Action Letter, or order issued to the Trust or any of the Portfolios.

14. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15. USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "Massachusetts Financial Services Company" or "MFS" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "Massachusetts Financial Services Company" or "MFS" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.
                                     TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY LLC

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

                                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

TRAVELERS LIFE & ANNUITY





         - Please fold and detach card at perforation before mailing -

TRAVELERS SERIES TRUST            INSTRUCTION CARD FOR THE SPECIAL SHAREHOLDERS
NWQ LARGE CAP PORTFOLIO           MEETING TO BE HELD ON APRIL 20, 2001

The undersigned, revoking all instruction cards heretofore given, hereby appoints Heath B. McLendon and Robert E. McGill III, or either one of them, as proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Travelers Series Trust that the undersigned is entitled to vote at the Special Shareholders Meeting to be held at 10:00 a.m. on Friday, April 20, 2001 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and, in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

                                   -------------------------------------------
                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       INSTRUCTION CARD PROMPTLY USING THE
                                       ENCLOSED PRE-ADDRESSED, POSTAGE-PAID
                                                   ENVELOPE.
                                   -------------------------------------------
                                   PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                              DATE:
                                   _____________________________, 2001
                              If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Instruction cards for custodian accounts must be signed by the named custodian, not by the minor.

                              -------------------------------------------------



                              -------------------------------------------------
                                    Signature(s) if held jointly (Title(s),
                                             if required)

         - Please fold and detach card at perforation before mailing -

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED BENEFICIAL OWNER. IF NO DIRECTION IS MADE, THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL.


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
PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR A NUMBER 2 PENCIL.  [X]
PLEASE DO NOT USE FINE POINT PENS.


                                                                                     FOR    AGAINST    ABSTAIN
1. NWQ LARGE CAP PORTFOLIO: Proposal to approve a new Investment Subadvisory         [ ]      [ ]        [ ]
   Agreement between Travelers Asset Management International Company LLC and
   Massachusetts Financial Services Company on behalf of NWQ Large Cap Portfolio.


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